                                                                    Exhibit 10.5

                         ORDER FOR SUPPLIES OR SERVICES        PAGE     OF PAGES
                                                                 1         5

IMPORTANT: Mark all packages and papers with contract and/or order numbers

1.  DATE OF ORDER
    12/06/02

2.  CONTRACT NO. IF ANY
    02-C-00023

3.  DATE REQUESTED
    12/06/02

4.  REQUISITION/REFERENCE NO.
    N/A

5.  ISSUING OFFICE Address Correspondence to
    TSA/STDO

6.  SHIP TO:

    a.  NAME OF CONSIGNEE
        KEITH GOLL

    b.  STREET ADDRESS
        590 HERNDON PKWY

    c.  CITY
        HERNDON

    d.  STATE
        VA

    e.  ZIP CODE
        20136

    f.  SHIP VIA
        FOB ORIGIN

7. TO:

    a.  NAME OF CONTRACTOR
        INVISION TECHNOLOGIES

    b.  COMPANY NAME
        DAN ROSEN

    c.  STREET ADDRESS
        7151 GATEWAY BLVD

    d.  CITY
        NEWARK

    e.  STATE
        CA

    f.  ZIP CODE
        94560

8. TYPE OF ORDER

    [ ] a.  PURCHASE

REFERENCE YOUR:
                ------------------------

Please furnish the following on the terms and conditions Specified both sides of the sheet, if any, including delivery as indicated.

    [ ] b.  DELIVERY

Except for billing instructions on the reverse, this delivery order is subject to instructions contained on this side only of this form and is issued subject to the terms and conditions of the above numbered contract.

9.  ACCOUNTING AND APPROPRIATION DATA

10. REQUISITION OFFICE
    Transportation Security Administration

11. BUSINESS CLASSIFICATION (Check appropriate boxes))

    [ ] a. SMALL

    [X] b. OTHER THAN SMALL

    [ ] c. DISADVANTAGED

    [ ] d. WOMEN-OWNED

12. F.O.B. POINT
    DESTINATION

13. PLACE OF

    a.  INSPECTION
        CA

    b.  ACCEPTANCE
        CA

14. GOVERNMENT B/L NO.

15. DELIVER TO F.O.B. POINT ON OR BEFORE (Date)
    3/31/03

16. DISCOUNT TERMS
    NET 30

17. SCHEDULE (See reverse for Rejections)

                                                                               UNIT
                                                                              PRICE
                                                     QUANTITY                  (IN              AMOUNT
 ITEM NO.               SUPPLIES OR SERVICES          ORDERED       UNIT      DOLLARS)       (IN DOLLARS)   QUANTITY
   (a)                           (b)                    (c)          (d)        (e)              (f)        ACCEPTED
 --------               --------------------          -------       -----     --------       ------------    -------

                        CONTRACT
                        DTFA01-02-C-00023
                        DELIVERY ORDER #5
                        REVISION #1 IN THE
                        ATTACHED PAGES THIS                                /s/ Don Mattson
                        REFLECTS REPRICING                                    1/13/03
                        OF LINE ITEMS AND
                        ORDERS FOR BOTH
                        ITEMS AND SERVICE
                        FOR INTEGRAGED
                        CTX5500 INSTALLS
                        AGREED TO BETWEEN
                        THE PARTIES

                                                                                                  [***]      17(H) Total
                                                                                                            (Cont. pages)

                                                                                                  [***]      17(I) GRAND
                                                                                                                TOTAL

SEE BILLING INSTRUCTIONS ON REVERSE

18. SHIPPING POINT

19. GROSS SHIPPING WEIGHT

20. INVOICE NO.

21. MAIL INVOICE TO:

    a.  NAME
        Steve Aube, AMZ-120

    b.  STREET ADDRESS (or PO Box)
        Mike Monroney Aeronautical Center, P.O. Box 25082

    c.  CITY
        Oklahoma City

    d.  STATE
        OK

    e.  ZIP CODE
        73125

22. UNITED STATES OF AMERICA BY (Signature)
    /s/  John J. Handrahan

23. NAME (Typed)
    JOHN J. HANDRAHAN

    TITLE
    CONTRACTING/ORDERING OFFICER

* Confidential treatment requested.

                                                  Delivery Order DTFA01-02-23005
                                                                      Revision 1
                                                      Contract DTFA01-02-C-00023

                               DELIVERY ORDER DO#5
                      Under Contract No. DTFA01-02-C-00023
                                   Revision 1

The purpose of this revised delivery order is to correct the pricing of CLIN 0006A, order peripheral equipment under additional CLINs to support integrated CTX 5500's, and to attach a task order to cover engineering support services. Items authorized under this Delivery Order are prescribed herein.

1. Section B

The Contractor shall provide the following supplies and services in accordance with the terms and conditions of this letter contract. The following line item(s) will be ordered in accordance with the contract amounts set forth below.

CLIN           TITLE                                 QUANTITY     UNIT PRICE       TOTAL
----           -----                                 --------     ----------       -----
0005A          Powered Flat Entrance Conveyor for      [***]         [***]         [***]
               CTX5500

0005E          Programmable Logic Control for CTX      [***]         [***]         [***]
               5500

0005F          Luggage Positioning Adapter for CTX     [***]         [***]         [***]
               55000

0006A          Pass Through SA EDS Unit (CTX-5500)     [***]         [***]         [***]
               w/powered incline conveyor and
               baggage exit slide/conveyor (units
               [***])

0007           Integrated EDS Unit, CTX-9000           [***]         [***]         [***]
               (units [***])

               TOTAL SUPPLIES ORDERED                                                $
                                                                               $50,182,000.00

    CLIN                LABOR CATEGORY               HOURS       COST/HOUR          TOTAL
    ----                --------------               -----       ---------          -----
                                                     (NTE)
    3000            Field Service Engineer           [***]         [***]            [***]
                       Project Manager               [***]         [***]            [***]
                       System Engineer               [***]         [***]            [***]
                      (Test) Technician              [***]         [***]            [***]

                       Travel/Per Diem               [***]                          [***]
                           Shipping                  [***]                          [***]
                     Estimated Materials             [***]                          [***]
                      Other Direct Costs             [***]                          [***]

                   TOTAL TIME AND MATERIALS                                      $1,346,000.00
                           ORDERED

2. Funding: Funding in the amount of $51,528,000 is hereby authorized under this Delivery Order, under the provisions set forth below:

      3.2.4-22 Limitation of Government Liability (April 1996)

            (a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $51,528,000 dollars.

* Confidential treatment requested.

                                                  Delivery Order DTFA01-02-23005
                                                                      Revision 1
                                                      Contract DTFA01-02-C-00023

            (b) The maximum amount for which the Government shall be liable if this contract is terminated is $51,528,000 dollars

                                 (End of clause)

Expenditures above that amount are not authorized, and are at InVision's own risk.

3. Section C

The Contractor shall deliver the supplies and services associated with the above CLINs in accordance with the Statement of Work in Contract DTFA01-02-C-00023 as described in this delivery order.

.. Services:

      The Contractor shall supply the manpower and materials necessary to provide engineering and technical support on an as-needed basis. Descriptions of this support include, but are not limited to, the following:

      1) Site-specific engineering services to support the integration of the CTS 5500 and 9000. This support will allow the contactor to respond to site-specific, non-standard deployment requirements beyond what is covered with typical installation. An example of this support would include the manpower and hardware associated with the installation of remote console locations for the CTX 5500s.

      2) Engineering support for the implementation of multiplexing of the CTX 9000 units.

      3) Support for redeployment of EDS equipment, where not covered by the system integrator. This may include both the disassembly and reassembly of redeployed units.

      4) Technical support for TSA training to include upon request review of TSA training curriculum pertaining to CTX equipment, and auditing of TSA-provided training classes.

      5)    Refurbishment of out-of-warranty CTX units.

      6)    Modeling support.

      7)    Maintenance of out-of-warranty CTX simulators

4. Section F

The supply CLINS are to be delivered to the following locations (TBD locations will be supplied upon completion of TSA site surveys. The TSA system integrator will provide contractor with delivery and schedule information.

ITEM                                             DATE OF               PLACE OF       PLACE OF
NO.          SUPPLY/SERVICE           QTY        DELIVERY              DELIVERY       ACCEPTANCE
---          --------------           ---        --------              --------       ----------
0005A        Powered Flat Entrance    [***]      [***]                 [***]          FOB ORIGIN
             Conveyor

0005E        Programmable Logic       [***]      [***]                 [***]          FOB ORIGIN
             Control Interface

0005E        Programmable Logic       [***]      [***]                 [***]          FOB ORIGIN
             Control Interface

0005F        Luggage Positioning      [***]      [***]                 [***]          FOB ORIGIN
             Adapter

0006A        Pass Through SA EDS      [***]      [***]                 [***]

* Confidential treatment requested.

                                                  Delivery Order DTFA01-02-23005
                                                                      Revision 1
                                                      Contract DTFA01-02-C-00023

             Unit (CTX-5500)                                                          FOB ORIGIN
             w/powered incline
             conveyor and baggage
             exit slide/conveyor
                                      [***]      [***]                 [***]
0006A        Pass Through SA EDS                                                      FOB ORIGIN
             Unit (CTX-5500)
             w/powered incline
             conveyor and baggage
             exit slide/conveyor
                                      [***]      [***]                 [***]
0007         Integrated EDS Unit                                                      FOB ORIGIN
             CTX-9000
                                      [***]      [***]                 [***]
0007         Integrated EDS Unit                                                      FOB ORIGIN
             CTX-9000

0007         Integrated EDS Unit      [***]      [***]                 [***]          FOB ORIGIN
             CTX-9000

3000         Engineering and          [***]      [***]                                  N/A
             Technical Services
             Travel/Per Diem          [***]      [***]                                  N/A
             Shipping                 [***]      [***]                                  N/A
             Estimated Materials      [***]      [***]                                  N/A
             Other Direct Costs       [***]      [***]                                  N/A

b. Period of Delivery

The period of delivery for this order is from the date of award through December 31, 2003.

5. Section G

a) The following administration data applies to this order:

Contracting Officer

    Transportation Security Administration
    Jack Handrahan, HDO/STDO
    590 Herndon Parkway, Suite 120
    Herndon, VA  20170-5232
    Telephone  (703) 796-7125
    Fax        (703) 707-8997

Contracting Officer's Technical Representative (COTR)

    Transportation Security Administration
    Keith Goll, HDO/STDO
    590 Herndon Parkway, Suite 120
    Herndon, VA 20170-5232
    Telephone  (703) 796-7104
    Fax        (703) 707-5675

Quality Reliability Officer (QRO)

Contracted Support

* Confidential treatment requested.

                                                  Delivery Order DTFA01-02-23005
                                                                      Revision 1
                                                      Contract DTFA01-02-C-00023

b. This Delivery Order is funded in the amount of $51,528,000. This amount is considered the contract ceiling. Unless modified by the Contracting Officer in writing, the Contractor may not exceed this ceiling except at its own risk (see clause in Contracting Officer's letter dated February 19, 2002 - Limitation of Government Liability (Apr 1996)

c. The Contractor shall submit to the FAA Contracting Officer the serial numbers/ID numbers for each system delivered under this Delivery Order, at least one week prior to, but no later than, delivery of the system.


6. Section H - Special Terms and Conditions

The following terms apply to this Delivery Order DTFA01-02-23005 only.

(1) In the event the Contractor fails to meet the delivery schedule as provided herein, such failure will be considered in accordance with the Termination for Default clause (AMS 3.10.6-4(1996)).

(2) The Contractor shall execute and perform all terms and conditions of the License Agreement contained in the Letter Contract under which this Delivery Order is executed. Failure to adhere to the licensing agreement may result in the Government terminating the contract for default pursuant to the Termination for Default clause (AMS 3.10.6-4(1996)).

(7)   Payment Terms:

For CLIN 0006A and CLIN 0007 Production Units.

For units [***] (CLIN0006A) and units [***] (CLIN0007):

70% of the CLIN price at satisfactory completion of Factory Acceptance Test (minus any previously paid long-lead items). Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

30% of the CLIN price at satisfactory completion of Site Acceptance Test, but not later than 90 days after successful completion of the Factory Acceptance Test. Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

      (8) Defense Priority and Allocation Requirement

      DO-H8 priority rating hereby applies to this delivery order. The contractor shall follow all requirements of the DPAS regulation (15C.F.R.
      section 700, et seq.) during the conduct of this delivery order.


                              END OF DELIVERY ORDER



* Confidential treatment requested.